SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 14, 2004

Encore Capital Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer (Identification No.)

5775 Roscoe Court
San Diego, California 92123
(Address of Principal Executive Offices) (Zip Code)

(877) 445-4581
(Registrant’s Telephone Number, Including Area Code)

Item 1.01         Entry into a Material Definitive Agreement

        The Company entered into an amendment, dated as of September 15, 2004, to its $75 million syndicated, three-year revolving credit facility to increase the volume of non-credit card portfolios that the Company may purchase during 2004. There is no limit on the volume of the Company’s purchases of non-credit card portfolios after December 31, 2004, provided that the Company is in compliance with the terms of the Credit Agreement. A copy of the amendment to the Credit Agreement is being filed as an exhibit hereto.

Item 7.01         Regulation FD Disclosure

        A copy of a slide presentation given by Carl C. Gregory, III, President and Chief Executive Officer, and Barry R. Barkley, Executive Vice President and Chief Financial Officer, at the Roth Capital Partners Conference on September 14, 2004 in New York, New York, is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01.

        The slide presentation attached to this Current Report on Form 8-K as Exhibit 99.1 contains financial measures for net income excluding one-time benefits and charges that are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). The Company has provided a reconciliation in Exhibit 99.2 to this Current Report on Form 8-K of the non-GAAP financial measures for net income excluding one-time benefits and charges to GAAP net income.

        Management believes that the non-GAAP financial measures for net income provide useful information to investors about the Company’s results of operations because the elimination of one-time benefits and charges that are included in the GAAP financial measures results in enhanced comparability of certain key financial results between the periods presented.

        The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Encore Capital Group, Inc. under the Securities Act of 1933.

Risk Factors

        The slide presentation attached to this report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). The words “believe,” “expect,” “anticipate,” “estimate,” “project,” or the negation thereof or similar expressions constitute forward-looking statements within the meaning of the Reform Act. These statements may include, but are not limited to, projections of revenues, income or loss, estimates of capital expenditures, plans for future operations, products or services, and financing needs or plans, as well as assumptions relating to these matters. For all forward-looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act.

        The Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, some of which are beyond our control. Factors that could affect our results of operations or financial condition and cause them to differ from those contained in the forward-looking statements include:

  We may not be able to purchase receivables at sufficiently favorable prices, terms, or quantities for us to be successful;
  We rely on our forward flow arrangements and a significant seller to provide sizable quantities of receivables for our purchase;
  We may not be successful at acquiring portfolios consisting of new types of receivables;
  We may not be able to collect sufficient amounts on our receivables to recover our costs and fund our operations;
  The statistical model we use to project remaining cash flows from our receivables portfolios may prove to be inaccurate, which could result in reduced revenues if we do not achieve the collections forecasted by our model;
  Our industry is highly competitive, and we may be unable to continue to successfully compete with businesses that may have greater resources than we have;
  Our failure to purchase sufficient quantities of receivable portfolios may necessitate workforce reductions, which may harm our business;
  High financing costs currently have an adverse effect on our earnings;
  We may be unable to meet our future liquidity requirements;
  We may not be able to continue to satisfy the restrictive covenants in our debt agreements;
  We use estimates in our accounting and our earnings will be reduced if actual results were less than estimated;
  We will be required to change how we account for under performing receivable portfolios, which would have an adverse effect on our earnings;
  The estimates we use to calculate our tax liabilities may be challenged and result in our paying more income taxes;
  We have begun to pay substantial amounts in income taxes in 2004 after fully utilizing our federal and Arizona net operating loss carry-forwards in 2003;
  Government regulation may limit our ability to recover and enforce the collection of receivables;
  We are subject to ongoing risks of litigation, including potential class actions under securities, consumer credit, collections, employment and other laws;
  We may make acquisitions that prove unsuccessful or strain or divert our resources;
  Recent legislative actions, and proposed regulations will require corporate governance initiatives, which may be difficult and expensive to implement;
  We may not be able to manage our growth or effectively obtain the resources necessary to achieve additional growth;
  We may not be able to hire and retain enough sufficiently trained employees to support our operations, and/or we may experience high rates of personnel turnover;
  We depend on our key personnel, the loss of any of whom would adversely affect our operations;
  The failure of our technology and phone systems could have an adverse effect on our operations;
  We may not be able to successfully anticipate, invest in or adopt technological advances within our industry;
  We may not be able to adequately protect the intellectual property rights upon which we rely;
  Our quarterly operating results may fluctuate and cause our stock price to decrease;

        Forward-looking statements speak only as of the date the statement was made. They are inherently subject to risks and uncertainties, some of which we cannot predict or quantify. Future events and actual results could differ materially from the forward-looking statements. When considering each forward-looking statement, you should keep in mind the risk factors and cautionary statements found throughout the Company’s annual report on Form 10-K as of and for the year ended December 31, 2003 filed with the Securities and Exchange Commission. We do not undertake and specifically decline any obligation to publicly release the result of any revisions to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, whether as a result of new information, future events, or for any other reason.

        In addition, it is our policy generally not to make any specific projections as to future earnings and we do not endorse projections regarding future performance that may be made by third parties.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: September 16, 2004	By /s/ Barry R. Barkley —————————————— Barry R. Barkley Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

10.1	Amendment No. 1 dated as of September 15, 2004 to Credit Agreement dated as of June 30, 2004 among Encore Capital Group, Inc., the Lenders from time to time parties thereto and Bank One, NA as Administrative Agent

99.1	Slide presentation given by Carl C. Gregory, III, President and Chief Executive Officer, and Barry R. Barkley, Executive Vice President and Chief Financial Officer,at the Roth Capital Partners Conference on September 14, 2004 in New York, New York.

99.2	Reconciliation of non-GAAP information pursuant to Regulation G.